Rule 497(e)
                                      Registration Nos. 333-174332 and 811-22559


                      FIRST TRUST EXCHANGE-TRADED FUND IV

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                                  (the "Fund")

             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 2, 2015

                              DATED APRIL 7, 2015


            Notwithstanding anything to the contrary in the Fund's Statement of Additional Information, the following is added to the end of the section entitled "Additional Information":

            Policy Regarding Investment in Other Investment Companies. Beginning on or about June 7, 2015, the Fund will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.


      PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE